                                                                  Exhibit (e)(2)

                      APPENDIX 1 TO DISTRIBUTION AGREEMENT

Trust                        Series
-----                        ------
Liberty Funds Trust I
                  Liberty Strategic Income Fund
                  Liberty Tax-Managed Growth Fund
                  Liberty Tax-Managed Value Fund
                  Liberty Tax-Managed Growth Fund II
                  Liberty Tax-Managed Aggressive Growth Fund

Liberty Funds Trust II
                  Liberty Money Market Fund
                  Liberty Intermediate Government Fund
                  Liberty Newport Japan Opportunities Fund
                  Liberty Newport Greater China Fund

Liberty Funds Trust III
                  Liberty Select Value Fund
                  The Liberty Fund
                  Liberty Federal Securities Fund
                  Liberty Newport Global Equity Fund
                  Liberty Newport International Equity Fund
                  Liberty Intermediate Government Income Fund (effective  as of 11/25/02)
                  Liberty Quality Plus Bond Fund (effective as of 11/25/02)
                  Liberty Corporate Bond Fund (effective as of 11/25/02)

Liberty Funds Trust IV
                  Liberty Tax-Exempt Fund
                  Liberty Tax-Exempt Insured Fund
                  Liberty Municipal Money Market Fund
                  Liberty Utilities Fund

Liberty Funds Trust V
                  Liberty Massachusetts Tax-Exempt Fund
                  Liberty Connecticut Tax-Exempt Fund
                  Liberty California Tax-Exempt Fund
                  Liberty New York Tax-Exempt Fund
                  Liberty Ohio Tax-Exempt Fund
                  Liberty Intermediate Tax-Exempt Bond Fund (effective as of 11/25/02)
                  Liberty Massachusetts Intermediate Municipal Bond Fund (effective as of 12/9/02)
                  Liberty Connecticut Intermediate Municipal Bond Fund (effective as of 11/18/02)
                  Liberty New Jersey Intermediate Municipal Bond Fund (effective as of 11/18/02)
                  Liberty New York Intermediate Municipal Bond Fund (effective as of 11/25/02)
                  Liberty Rhode Island Intermediate Municipal Bond Fund (effective as of 11/18/02)
                  Liberty Florida Intermediate Municipal Bond Fund (effective as of 11/18/02)
                  Liberty Pennsylvania Intermediate Municipal Bond Fund (effective as of 11/25/02)
                  Liberty Large Company Index Fund (effective as of 12/09/02)
                  Liberty U.S. Treasury Index Fund (effective as of 11/25/02)
                  Liberty Small Company Index Fund (effective as of 11/25/02)

Liberty Funds Trust VI
                  Liberty Growth & Income Fund
                  Liberty Small-Cap Value Fund
                  Liberty Newport Asia Pacific Fund

Liberty Funds Trust VII
                  Liberty Newport Tiger Fund
                  Liberty Newport Europe Fund

By:
     ------------------------------------------------
       Jean S. Loewenberg, Secretary For Each Trust



By:
     ------------------------------------------------
       James Tambone, Co-President
       Liberty Funds Distributor, Inc.

Dated: November 18, 2002